                                                           EXHIBIT 99.1.(d)(vii)

                               SEVENTH AMENDMENT
                                       TO
                         GENERAL AGENT SALES AGREEMENT

   This SEVENTH AMENDMENT TO GENERAL AGENT SALES AGREEMENT, dated as of April 1, 2016, is by and between MONY LIFE INSURANCE COMPANY OF AMERICA ("MONY AMERICA"), an Arizona life insurance company, and AXA NETWORK, LLC, a Delaware limited liability company ("GENERAL AGENT").

   MONY America and General Agent hereby modify and amend the General Agent Sales Agreement, dated as of June 6, 2005, between MONY America and General Agent (the "SALES AGREEMENT") to establish the compensation rates payable by MONY America to General Agent on sales of Incentive Life Optimizer(R) III, effective from and after the date hereof, as more particularly set forth on the
SCHEDULE 1 of EXHIBIT A attached hereto and made a part hereof.

   Except as modified and amended hereby, the Sales Agreement is in full force and effect.

   IN WITNESS WHEREOF, the parties hereto have caused this Seventh Amendment to General Agent Sales Agreement to be duly executed and delivered as of the day and year first above written.

MONY LIFE INSURANCE COMPANY OF AMERICA                             AXA NETWORK, LLC

By:   /s/ Anders Malmstrom                                         By:   /s/ Frank Massa
      ----------------------------------------------------------         --------------------------------------------------------
Name:   Anders Malmstrom                                           Name:   Frank Massa
Title: Senior Executive Director and Chief Financial Officer       Title: President and Chief Executive Officer

                                   EXHIBIT A

                        AMENDED AND RESTATED SCHEDULE 1

                         EFFECTIVE AS OF APRIL 1, 2016

       General Agent Compensation for Life Insurance Sales and Servicing

This Amended and Restated Schedule 1 of Exhibit A is effective as of the date set forth above and is attached to and made part of the General Agent Sales Agreement dated June 6, 2005 by and between MONY Life Insurance Company of America and AXA Network, LLC.

Compensation to General Agent in connection with the sale and servicing of life insurance policies will be calculated on a policy by policy basis. Total compensation to General Agent in respect of the sale and servicing of each life insurance policy will be a percentage of the premiums received by MONY America and, where applicable, fund-based basis points in respect of such policy as more particularly set forth in the following tables:

Commissions on renewals and 2014 and later Sales of Individual Permanent Life Insurance Products (other than Incentive Life Optimizer(R) III):

                 TYPE OF PREMIUM                                               PERCENTAGE
                 -------------------------------------------   -------------------------------------------
                 MONY VUL
                    First policy year up to Target                                                   110.0%
                    Excess Premiums (Policy Year 1)                                                    4.0%
                    Renewals(1)                                                                        5.0%
                    Asset Based Trailer                                                                0.0%

                 MONY ISWL
                    First policy year up to Target                                                   110.0%
                    Excess Premiums (Policy Year 1)                                                    4.0%
                    Renewals(1)                                                                        4.0%

                 Group UL
                    First Policy Year up to Target                                                     110%
                    Excess Premiums (Policy Year 1)                                                    4.0%
                    Renewals(1)                                                                        4.8%

--------
 (1)     Policy Year 2 and later.

                 TYPE OF PREMIUM                                               PERCENTAGE
                 -------------------------------------------   -------------------------------------------
                 Corporate Owned Life Insurance
                    First Policy Year up to Target                                                    30.8%
                    Excess Premiums (Policy Year 1)                                                   13.6%
                    Renewals(2)                                                                       15.0%
                    Asset Based Trailer(2)                                                            0.20%(3)

                 Bank Owned Life (BOLI)
                    Single Premium                                                                     5.0%
                    Asset Based Trailer(2)                                                            0.25%(3)

                 Incentive Life Legacy II and III
                    First Policy Year up to Target                                                    99.0%
                    Excess Premiums (Policy Year 1)                                                    8.5%
                    Renewals for Policy Year 2-5                                                       5.8%
                    Renewals for Policy Years 6-10                                                     3.8%
                    Renewals for Policy Year 11+                                                       2.5%

                 Athena IUL 153
                    First Policy Year up to Target                                                    99.0%
                    Excess Premiums (Policy Year 1)                                                    8.5%
                    Renewals for Policy Year 2-5                                                       8.0%
                    Renewals for Policy Years 6+                                                       3.0%

                 BrightLife(R) IUL and SIUL Product Series
                    First policy year up to Target                                                    99.0%
                    Excess Premiums (Policy Year 1)                                                    8.5%
                    Renewals for Policy Years 2-5                                                      5.0%
                    Renewals for Policy Years 6-10                                                     3.0%
                    Renewals for Policy Years 11+
                      BrightLife(R) Protect                                                            1.0%
                      BrightLife(R) Grow                                                               2.0%

                 All Other MLOA Products
                    First Policy Year up to Target                                                   110.0%
                    Excess Premiums (Policy Year 1)                                                    4.0%
                    Renewals(2)                                                                        5.0%
                    Asset Based Trailer                                                                0.0%

--------
(2)     Policy Year 2 and later.
(3)     Based on unloaned policy account value.

Commissions on renewals and 2014 and later sales of Individual Term Life Insurance Products:

                 TYPE OF PREMIUM                                               PERCENTAGE
                 -------------------------------------------   -------------------------------------------
                 First Year                                                      99.0%
                 One Year Term Life (GF #148-51)                  10% (5% for issue ages 80 and above)

                 Renewals for Simplified Issue Term
                    Policy Years 2-5
                      Term 10 (SM)                                                0.25%
                      Term 15 (SM)                                                0.25%
                      Term 20 (SM)                                                0.25%

                 Renewals for Term Series 156
                    Policy Years 2-5
                      Term 10 (SM)                                                 7.0%
                      Term 15 (SM)                                                10.5%
                      Term 20 (SM)                                               14.25%
                      ART (SM)                                                    7.65%
                    Policy Years 6-10
                      Term 10 (SM)                                                 0.0%
                      Term 15 (SM)                                                 1.0%
                      Term 20 (SM)                                                 1.0%
                      ART (SM)                                                    3.15%

Commissions on In-force Permanent Life Insurance Products (other than COLI, BOLI, Incentive Life Legacy II and III, Incentive Life Optimizer(R) III, Athena IUL 153, and BrightLife(R) IUL and SIUL):

                 TYPE OF PREMIUM                                                PERCENTAGE
                 -------------------------------------------   -------------------------------------------
                 Renewals(4)                                                                           5.0%
                 Asset Based Trailer                                                                   0.0%

--------
(4)     Policy Year 2 and later.

Commissions on In-force COLI:

                 TYPE OF PREMIUM                                               PERCENTAGE
                 -------------------------------------------   -------------------------------------------
                 Renewals(5)                                                                          15.0%
                 Asset Based Trailer(4)                                                               0.20%(6)

Commissions on In-force BOLI:

                 TYPE OF PREMIUM                                               PERCENTAGE
                 -------------------------------------------   -------------------------------------------
                 Asset Based Trailer(4)                                                               0.25%(5)

Commissions on In-force Term Life Insurance Products:

                 TYPE OF PREMIUM                                               PERCENTAGE
                 -------------------------------------------   -------------------------------------------
                 Renewals(7)                                                                           3.0%
                 Renewals(8)                                                                           0.0%

Commissions on Incentive Life Optimizer(R) III

                 TYPE OF PREMIUM                                                           PERCENTAGE
                 -------------------------------------------------------------------  --------------------
                 Heaped Compensation
                    First Policy Year up to Target                                                    99.0%
                    Excess Premiums (Policy Year 1)                                                    8.5%
                    Renewals for Policy Year 2-5                                                       5.8%
                    Renewals for Policy Years 6-10                                                     3.8%
                    Renewals for Policy Year 11+                                                       2.5%
                    Asset Based Commissions on Unloaned Account Value (Policy Years 11 et seq.)         10bps

                 Semi-Heaped Compensation
                    First Policy Year up to Target                                                    58.7%
                    Excess Premiums (Policy Year 1)                                                    8.5%
                    Renewals for Policy Year 2-5 (up to Target)                                       15.0%

--------
(5)     Policy Year 2 and later.
(6)     Based on unloaned policy account value
(7)     Applies to policies issued prior to 7/29/02.
(8)     Applies to policies issued on or after 7/29/02.

                    Renewals for Policy Year 2-5 (Excess Premiums)                                    7.0%
                    Renewals for Policy Year 6-7 (up to Target)                                      13.0%
                    Renewals for Policy Year 6-7 (Excess Premiums)                                    5.0%
                    Renewals for Policy Years 8-10                                                    2.0%
                    Renewals for Policy Year 11+                                                      1.5%
                    Asset Based Commissions on Unloaned Account Value (Policy Years 8 et seq,)         30bps

                 Liquidity Rider Compensation
                    First Policy Year up to Target                                                   36.7%
                    Excess Premiums (Policy Year 1)                                                   8.5%
                    Renewals for Policy Year 2-5 (up to Target)                                       8.0%
                    Renewals for Policy Year 2-5 (Excess Premiums)                                    7.0%
                    Renewals for Policy Year 6-7 (up to Target)                                       6.0%
                    Renewals for Policy Year 6-7 (Excess Premiums)                                    5.0%
                    Renewals for Policy Years 8-10                                                    2.0%
                    Renewals for Policy Year 11+                                                      1.5%
                    Asset Based Commissions on Unloaned Account Value (Policy Years 8 et seq.)         30bps